UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 2)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

ESGEN ACQUISITION CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11.

PRELIMINARY PROXY STATEMENT  -  SUBJECT

TO COMPLETION DATED SEPTEMBER 27, 2023

ESGEN ACQUISITION CORPORATION

5956 Sherry Lane, Suite 1400

Dallas, Texas 75225

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD                 , 2023

TO THE SHAREHOLDERS OF ESGEN ACQUISITION CORPORATION:

You are cordially invited to attend the Extraordinary General Meeting (the “General Meeting”) of ESGEN ACQUISITION CORPORATION, (the “Company,” “ESGEN,” “we,” “us” or “our”) to be held at                  ET on                  2023. The meeting will be at the offices of Kirkland & Ellis LLP, 609 Main Street, Houston, TX 77002 and shareholders of the Company will also be able to attend the General Meeting virtually at:

https://www.cstproxy.com/esgenspac/egm2023

The General Meeting will be held for the purpose of considering and voting upon the following proposals and resolutions.

•

The Extension Proposal — to consider and vote upon a proposal by the following special resolution to amend (the “Extension Proposal”) the Company’s amended and restated memorandum and articles of association (as amended from time to time to date, the “Existing Charter”) to: (i) extend from October 22, 2023 (the “Original Extended Date”) to January 22, 2024 (the “New Extended Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares sold in the Company’s initial public offering (the “Public Shares”) (in a redemption that will completely extinguish the rights of the owners of the Public Shares as shareholders (including the right to receive further liquidation distributions, if any)) at a per-share price, payable in cash, equal to (1) the aggregate amount then on deposit in the trust account located in the United States with Continental Stock Transfer & Trust Company acting as trustee (“Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any, less up to $100,000 of interest to pay winding up and dissolution expenses (net of any taxes payable), divided by (2) the number of the then-outstanding Public Shares; and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors (the “Board”), liquidate and dissolve, subject in the case of clauses (b) and (c) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law, and (ii) in the event that the Company has not consummated an initial business combination by the New Extended Date, to allow the Company, by resolution of the board of directors of the Company and, without any approval of the Company’s shareholders, upon five days’ advance notice prior to the New Extended Date, to extend the Termination Date up to six times (with each such extension being upon five days’ advance notice), each by one additional month (for a total of up to six additional months to complete a business combination) (each, an “Additional Extension Date”), provided that the Company’s sponsor, ESGEN LLC (the “Sponsor”) or the Sponsor’s affiliates or permitted designees (the “Lenders” and each a “Lender”) will deposit into the Trust Account for each Additional Extension Date the lesser of (a) US$                 or (b) $                 for each Public Share that

is then-outstanding, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note(s) or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants, each exercisable to purchase one Class A ordinary share, par value $0.0001 (the “Class A ordinary share”) at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant issued to the Sponsor at the time of the Company’s initial public offering (“IPO”). If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account:

“RESOLVED, as a special resolution, that the proposed payment by the Company from the Company’s working capital account into the Trust Account of the lesser of $     or $     for each Public Share that is outstanding following the exercise of redemption rights in connection with the Extension Proposal be approved and that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 165 in its entirety and the insertion of the following language in its place:

165 (a) In the event that either the Company does not consummate a Business Combination by twenty seven months after the closing of the IPO, subject to any extension in accordance with Article 165 (c), the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay income taxes, if any (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

165 (b) If any amendment is made to Article 165(a) or 165(c) that would modify the substance or timing of the Company’s obligation to provide holders of the Class A Shares the right to have their shares redeemed in connection with the Business Combination or to redeem 100% of the Public Shares if the Company does not complete its initial Business Combination by January 22, 2024 (the “Initial Business Combination Date”) or any subsequent Additional Extension Date (as defined below) or with respect to any other provision relating to the rights of holders of the Class A Shares, each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue. Notwithstanding the foregoing, the Company shall not redeem Public Shares in connection with such amendment that would cause the Company’s net tangible assets to be less than US$5,000,001 (upon consummation of the Business Combination and after payment of underwriter fees and commissions) following such redemptions.

165 (c) Notwithstanding this Article or any other provision of the Articles, in the event that the Company has not consummated an initial Business Combination by the Initial Business Combination Date, the Company may, if requested by the Sponsor, without any approval of the Members, by resolution of the board of Directors and upon five days’ advance notice prior to the Initial Business Combination Date, extend the deadline date of the initial Business Combination up to six times (with each such extension being upon five days’ advance notice) (each, an “Additional Extension Date”), each by one additional month (for a total of up to six additional months to complete a Business Combination), provided that the Sponsor (or its affiliates or permitted designees) (the “Lender”) will deposit into the Trust Account: the lesser of (a) US$     or (b) $     for each Public Share that is then-outstanding, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants issued to the Sponsor at the time of the IPO. If the Company does not complete a Business Combination by the deadline to consummate an initial Business Combination, such promissory notes will be repaid only from funds held outside of the Trust Account.”

Such amendment is referred to herein as the “Extension Amendment”.

•

The Conversion Proposal — to consider and vote upon a proposal by the following special resolution to amend (the “Conversion Proposal”) the Existing Charter to change certain provisions which restrict the Class B ordinary shares, par value $0.0001, of the Company (the “Class B ordinary shares” and collectively with the Class A ordinary shares, the “Ordinary Shares”) from converting to Class A ordinary shares prior to the consummation of an initial business combination:

“RESOLVED, as a special resolution, that Article 167 of the Amended and Restated Memorandum and Articles of Association of the Company be deleted in its entirety and replaced as follows to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share, to convert into Class A ordinary shares, par value $0.0001 per share, of the Company, on a one-for-one basis prior to the closing of an initial business combination at the election of the holder:

167 Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 14 where the holders of such Shares do not have any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to or in connection with the Company’s Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Fund; or (b) vote as a class with the holders of Public Shares on any Business Combination or any other proposal presented to the Shareholders prior to or in connection with the completion of a Business Combination.”

Such amendment is referred to herein as the “Conversion Amendment”.

•

The Adjournment Proposal — to consider and vote upon a proposal by the following ordinary resolution to approve the adjournment of the General Meeting by the chairman (the “Chairman”) thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal and the Conversion Proposal, to amend the Extension Proposal or the Conversion Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient tabulated votes to approve the Extension Proposal or the Conversion Proposal:

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the Chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

We do not believe that our anticipated principal activities will subject us to the Investment Company Act of 1940 (the “Investment Company Act”). To this end, the proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our initial public offering was not intended for persons who are seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 27 months from the closing of our initial public offering (or up to 33 months, if we extend the time to complete a business combination) or (B) with respect to any other provision relating to the rights of holders of our Class A ordinary shares; or (iii) absent our completing an initial business combination within 27 months from the closing of our initial public offering (or up to 33 months, if we extend the time to complete a business combination), our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the public shares. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a business combination. If we have not consummated our initial business combination within the required time period, our public shareholders may receive only approximately $10.20 per public share, or less in certain circumstances, on the liquidation of our trust account and our warrants will expire worthless.

If the Extension Proposal is approved and the Extension Amendment becomes effective, within five business days of the date of the General Meeting, the Company will make a payment from the Company’s working capital account into the Trust Account of the lesser of $     or $     for each Public Share that is outstanding following the exercise of redemption rights in connection with the Extension Proposal. In addition, if the Extension Proposal is approved and the Extension Amendment becomes effective, in the event that the Company has not consummated an initial business combination by the New Extended Date, by resolution of the Board and, without any approval of the Company’s shareholders, the Company may, upon five days’ advance notice prior to the New Extended Date, to extend the Termination Date up to six times (with each such extension being upon five days’ advance notice), each by one additional month (for a total of up to six additional months to complete a business combination) (each, an “Additional Extension Date”), provided that a Lender will deposit into the Trust Account for each Additional Extension Date the lesser of (a) US$     or (b) $     for each Public Share that is then-outstanding. If the Company completes its initial business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note(s) or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant issued to the Sponsor at the time of the Company’s IPO. If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account.

If the Conversion Proposal is approved, the Sponsor has agreed to convert certain of its Class B ordinary shares as may be necessary or advisable in order to satisfy applicable exchange listing requirements into Class A ordinary shares, on a one-for-one basis, in accordance with the Existing Charter, upon the implementation of the Conversion Amendment (collectively, the “Class B Conversion”). The Class B Conversion would be effected prior to the redemption of any Class A ordinary shares in connection with the implementation of the Extension Amendment or the Conversion Amendment. Notwithstanding the Class B Conversion, the Sponsor will not be entitled to receive any funds held in the Trust Account with respect to any Class A ordinary shares issued to the Sponsor as a result of the Class B Conversion and no additional amounts will be deposited into the Trust Account in respect of shares of Class A ordinary shares held by the Sponsor in connection with the extension of the Termination Date to the New Extended Date or any Additional Extension Dates pursuant to the Extension Amendment.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the General Meeting.

The Board has fixed the close of business on September 13, 2023 as the date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof (the

“Record Date”). Only holders of record of the Company’s Class A ordinary shares and Class B ordinary shares, par value $0.0001 (the “Class B ordinary shares” and collectively with the Class A ordinary shares, the “Ordinary Shares”) on that date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board recommends that you vote or give instructions to vote (i) “FOR” the Extension Proposal; (ii) “FOR” the Conversion Proposal; and (iii) “FOR” the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Proposal, the Conversion Proposal the Adjournment Proposal and the General Meeting. Whether or not you plan to virtually attend the General Meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

By Order of the Board of Directors,

Andrea Bernatova

Chief Executive Officer and Director

   , 2023

Your vote is important. Please sign, date and return your proxy card as soon as possible but in any event so as to be received by Morrow Sodali LLC prior to the commencement of the General Meeting to make sure that your shares are represented at the General Meeting. If you are a shareholder of record, you may also cast your vote in person (including virtually) at the General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person (including virtually) at the General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have no effect on the outcome of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on     , 2023: This notice of meeting, the accompany proxy statement, proxy card and annual report are available at https://www.cstproxy.com/esgenspac/egm2023.

ESGEN ACQUISITION CORPORATION

5956 Sherry Lane, Suite 1400

Dallas, Texas 75225

PROXY STATEMENT

ESGEN ACQUISITION CORPORATION, (the “Company,” “ESGEN,” “we,” “us” or “our”), a Cayman Islands exempted company, is providing this proxy statement in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies to be voted at the General Meeting to be held at      ET on     , 2023. The meeting will be at the offices of Kirkland & Ellis LLP, 609 Main Street, Houston, TX 77002 and shareholders of the Company will also be able to attend the General Meeting virtually at:

https://www.cstproxy.com/esgenspac/egm2023

The General Meeting will be held for the sole purpose of considering and voting upon:

•

The Extension Proposal — to consider and vote upon a proposal by the following special resolution to amend (the “Extension Proposal”) the Company’s amended and restated memorandum and articles of association (together, the “Existing Charter”) to: (i) extend from October 22, 2023 (the “Original Extended Date”) to January 22, 2024 (the “New Extended Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares sold in the Company’s initial public offering (the “Public Shares”) (in a redemption that will completely extinguish the rights of the owners of the Public Shares as shareholders (including the right to receive further liquidation distributions, if any)) at a per-share price, payable in cash, equal to (1) the aggregate amount then on deposit in the trust account located in the United States with Continental Stock Transfer & Trust Company acting as trustee (“Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any, less up to $100,000 of interest to pay winding up and dissolution expenses (net of any taxes payable), divided by (2) the number of the then-outstanding Public Shares; and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (b) and (c) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law, and (ii) in the event that the Company has not consummated an initial business combination by the New Extended Date, to allow the Company, by resolution of the Board and, without any approval of the Company’s shareholders, upon five days’ advance notice prior to the New Extended Date to extend the Termination Date up to six times (with each such extension being upon five days’ advance notice), each by one additional month (for a total of up to six additional months to complete a business combination) (each, an “Additional Extension Date”), provided that the Company’s sponsor, ESGEN LLC (the “Sponsor”) or the Sponsor’s affiliates or permitted designees (the “Lenders” and each a “Lender”) will deposit into the Trust Account for each Additional Extension Date the lesser of (a) US$     or (b) $     for each Public Share that is then-outstanding, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note(s) or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants, each exercisable to purchase one Class A ordinary share, par value $0.0001 (the “Class A ordinary share”) at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant issued to the Sponsor at the time of the Company’s initial public offering (“IPO”). If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account;

•

The Conversion Proposal — to consider and vote upon a proposal by special resolution to amend (the “Conversion Proposal”) the Existing Charter to change certain provisions which restrict the Class B ordinary shares, par value $0.0001, of the Company (the “Class B ordinary shares” and collectively with the Class A ordinary shares, the “Ordinary Shares”) from converting to Class A ordinary shares prior to the consummation of an initial business combination; and

•

The Adjournment Proposal — to consider and vote upon a proposal (the “Adjournment Proposal”) by ordinary resolution to approve the adjournment of the General Meeting by the chairman (the “Chairman”) thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the Extension Proposal and Conversion Proposal, to amend the Extension Proposal or Conversion Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders (“Shareholders”) prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient tabulated votes to approve the Extension Proposal or Conversion Proposal.

The proposed amendment to the Existing Charter pursuant to the Extension Proposal is referred to herein as the “Extension Amendment” and the proposed amendment to the Existing Charter pursuant to the Conversion Proposal is referred to herein as the “Conversion Amendment”. Such amendments are referred to collectively as the “Charter Amendments” and such proposals are referred to collectively as the “Charter Amendment Proposals”.

The purpose of the Extension Proposal is to allow the Company additional time to complete an initial business combination. The Company’s Existing Charter provides that the Company has until October 22, 2023 to complete an initial business combination. Accordingly, the Board has determined that it is in the best interests of the Company to extend the date that the Company has to consummate an initial business combination.

If the Extension Proposal is approved, the Company would have up to an additional nine months after the Original Extended Date to consummate an initial business combination, until July 22, 2024, which is a total of up to 33 months from the consummation of the Company’s IPO to complete an initial business combination.

If the Extension Proposal is approved and the Extension Amendment becomes effective, within five business days of the date of the General Meeting, the Company will make a payment from the Company’s working capital account into the Trust Account of the lesser of $     or $     for each Public Share that is outstanding following the exercise of redemption rights in connection with the Extension Proposal. In addition, if the Extension Proposal is approved and the Extension Amendment becomes effective, in the event that the Company has not consummated an initial business combination by the New Extended Date, by resolution of the Board and, without any approval of the Company’s shareholders, the Company may, upon five days’ advance notice prior to the New Extended Date extend the Termination Date up to six times (with each such extension being upon five days’ advance notice), each by one additional month (for a total of up to six additional months to complete a business combination), provided that a Lender will deposit into the Trust Account for each Additional Extension Date the lesser of (a) US$     or (b) $     for each Public Share that is then-outstanding, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note(s) or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants, each exercisable to purchase one Class A ordinary share at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant issued to the Sponsor at the time of the Company’s IPO. If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account.

The purpose of the Conversion Proposal is to provide the holders of the Class B ordinary shares with the flexibility to assist the Company in meeting the applicable exchange listing requirements in connection with the Extension Amendment and the consummation of the Company’s initial business combination. If the Conversion Proposal is approved, the Sponsor has agreed to convert certain of its Class B ordinary shares as may be necessary or advisable in order to satisfy applicable exchange listing requirements into Class A ordinary shares, on a one-for-one basis, in accordance with the Existing Charter, upon the implementation of the Conversion Amendment (collectively, the “Class B Conversion”). The Class B Conversion would be effected prior to the redemption of any Class A ordinary shares in connection with the implementation of the Charter Amendments. Notwithstanding the Class B Conversion, the Sponsor will not be entitled to receive any funds held in the Trust Account with respect to any Class A ordinary shares issued to the Sponsor as a result of the Class B Conversion and no additional amounts will be deposited into the Trust Account in respect of shares of Class A ordinary shares held by the Sponsor in connection with the extension of the Termination Date to the New Extended Date or any Additional Extension Dates pursuant to the Extension Amendment.

The Board has fixed the close of business on September 13, 2023 as the date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof (the “Record Date”). Only holders of record of the Ordinary Shares on the Record Date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

This proxy statement contains important information about the General Meeting, the Extension Proposal, the Conversion Proposal, and the Adjournment Proposal. Please read it carefully and vote your shares.

This proxy statement is dated     , 2023 and, together with the proxy card, is first being mailed to shareholders on or about that date.

QUESTIONS AND ANSWERS ABOUT THE GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q:	What is being voted on?

A:

You are being asked to consider and vote upon (A) a proposal by special resolution to amend the Company’s Existing Charter (such amendment, the “Extension Amendment”) to: (i) extend from October 22, 2023 to January 22, 2024, the date (the “Termination Date”) by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares sold in the Company’s initial public offering (the “Public Shares”) (in a redemption that will completely extinguish the rights of the owners of the Public Shares as shareholders (including the right to receive further liquidation distributions, if any)) at a per-share price, payable in cash, equal to (1) the aggregate amount then on deposit in the trust account located in the United States with Continental Stock Transfer & Trust Company acting as trustee (“Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any, less up to $100,000 of interest to pay winding up and dissolution expenses (net of any taxes payable), divided by (2) the number of the then-outstanding Public Shares; and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (b) and (c) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law, and (ii) in the event that the Company has not consummated an initial business combination by the New Extended Date, to allow the Company, by resolution of the Board and, without any approval of the Company’s shareholders, upon five days’ advance notice prior to the New Extended Date to extend the Termination Date up to six times (with each such extension being upon five days’ advance notice), each by one additional month (for a total of up to six additional months to complete a business combination) (each, an “Additional Extension” and such date, an “Additional Extension Date”), provided that the Company’s sponsor, ESGEN LLC (the “Sponsor”) or the Sponsor’s affiliates or permitted designees (the “Lenders” and each a “Lender”) will deposit into the Trust Account for each Additional Extension Date the lesser of (a) US$     or (b) $     for each Public Share that is then-outstanding, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender; (B) a proposal by special resolution to amend the Existing Charter (such amendment, the “Conversion Amendment” and, together with the Extension Amendment, the “Charter Amendments”) to change certain provisions of the Existing Charter which restrict the Class B ordinary shares, par value $0.0001, of the Company (the “Class B ordinary shares” and collectively with the Class A ordinary shares, the “Ordinary Shares”) from converting to Class A ordinary shares prior to the consummation of an initial business combination; and (C) a proposal to adjourn the General Meeting if necessary.

Q:	Why is the Company proposing the Extension Proposal and the Conversion Amendment?

A:

The Company is a blank check company incorporated on April 19, 2021 as a Cayman Islands exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. On October 22, 2021, the Company consummated its IPO of 27,600,000 units (the “Units”) at $10.00 per Unit (which included the full exercise of the underwriters’ over-allotment option), and the sale of 14,040,000 warrants (the “Private Placement Warrants”) each exercisable to purchase one Class A ordinary share, par value $0.0001 (the “Class A ordinary share”) at $11.50 per share, subject to adjustment, at a price of $1.00 per Private Placement Warrant in a private placement (the “Private Placement”) to the Sponsor and Westwood Group Holdings,

Inc. (successor to Salient Capital Advisors, LLC) (“Westwood”) acting in its capacity as investment advisor on behalf of one or more client accounts (“Westwood Client Accounts”) that closed simultaneously with the Company’s IPO. Following the consummation of the Company’s IPO, a total of $281,520,000 of the net proceeds from the Company’s IPO and the Private Placement were deposited in the Trust Account established for the benefit of the persons holding Public Shares (“Public Shareholders”).

Our Existing Charter provides for the return of the Company’s IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before October 22, 2023.

On January 18, 2023, at an extraordinary general meeting of our shareholders, our shareholders approved an amendment to the amended and restated memorandum and articles of association of the Company then in effect to extend the date by which we must consummate a Business Combination from January 22, 2023 to October 22, 2023 (the “First Extension”). In connection with the First Extension, shareholders holding 24,703,445 Class A ordinary shares of ESGEN exercised their right to redeem their shares for cash at a redemption price of approximately $10.35 per share, for an aggregate redemption amount of approximately $254,198,449. As of       , there was $     in the Trust Account.

On April 19, 2023, ESGEN, ESGEN OpCo, LLC, a Delaware limited liability company and wholly-owned subsidiary of ESGEN (“OpCo”), Sunergy Renewables, LLC, a Nevada limited liability company (“Sunergy”), the Sunergy equityholders set forth on the signature pages thereto (collectively, “Sellers” and each, a “Seller”, and collectively with Sunergy, the “Sunergy Parties”), for limited purposes, Sponsor, and for limited purposes, Timothy Bridgewater, an individual, in his capacity as the Sellers Representative, entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement” and the proposed transactions thereunder, the “Business Combination”). For more information about the Business Combination Agreement, see our Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 20, 2023. Furthermore, on September 18, 2023, we filed a registration statement (the “Initial Registration Statement”) that includes a preliminary proxy statement/prospectus and, after the registration statement is declared effective, we will mail a definitive proxy statement/prospectus to our shareholders relating to the Business Combination. The registration statement, including the proxy statement/prospectus contained therein, when declared effective by the SEC, will contain important information about the proposed Business Combination and the other matters to be voted upon at a meeting of our shareholders to be held to approve the proposed Business Combination (and related matters).

The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, including with respect to the negotiation of the Business Combination Agreement and the ongoing efforts toward the closing of the Business Combination, the Public Shareholders of the Company should be given an opportunity to consider and vote on an initial business combination. We do not believe that we will have sufficient time to consummate the proposed Business Combination prior to October 22, 2023. Therefore, we are seeking approval of the Extension Proposal.

Additionally, the Company is proposing the Conversion Proposal to provide the holders of the Class B ordinary shares with the flexibility to assist the Company in meeting the applicable exchange listing requirements in connection with the Extension Amendment and the consummation of the Company’s initial business combination.

The Board believes that it is in the best interests of the Company to continue the Company’s existence in order to allow the Company more time to complete the proposed Business Combination and with additional flexibility to meet applicable exchange listing requirements. Accordingly, the Board is proposing the Extension Proposal to extend the Company’s corporate existence and the Conversion Proposal to grant the Company flexibility in meeting applicable exchange listing requirements.

YOU ARE NOT BEING ASKED TO VOTE ON AN INITIAL BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL AND THE CONVERSION PROPOSAL ARE APPROVED AND THE EXTENSION AMENDMENT AND CONVERSION AMENDMENT

BECOME EFFECTIVE AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON AN INITIAL BUSINESS COMBINATION WHEN IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT AN INITIAL BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED AN INITIAL BUSINESS COMBINATION BY THE NEW EXTENDED DATE (OR THE ADDITIONAL EXTENSION DATE, IF APPLICABLE).

Q:	Why should I vote for the Extension Proposal?

A:

The Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Extension Proposal to extend the date by which the Company has to complete an initial business combination and would allow you as a shareholder the benefit of voting for an initial business combination and remaining a shareholder in the post-business combination company, if you desire.

Accordingly, we believe that the Extension Proposal is consistent with the spirit in which the Company offered its securities to the public in the Company’s IPO.

You will have redemption rights in connection with the Extension Proposal; however, you will not have any redemption rights in connection with the Company’s electing to extend on a monthly basis, up to six times, after the New Extended Date until the Additional Extension Date.

Q:	Why should I vote for the Conversion Proposal?

A:

The Board believes shareholders will benefit from the Conversion Amendment because it will give the Company further flexibility to retain shareholders and meet the applicable exchange continued listing requirements following any shareholder redemptions made in connection with the Extension Proposal. This flexibility may also aid the Company in retaining investors. If the Conversion Proposal is approved, the Sponsor has agreed to convert certain of its Class B ordinary shares as may be necessary or advisable in order to satisfy applicable exchange listing requirements into Class A ordinary shares, on a one-for-one basis, in accordance with the Existing Charter, following the implementation of the Conversion Amendment (collectively, the “Class B Conversion”). The Class B Conversion would be effected prior to the redemption of any Class A ordinary shares in connection with the implementation of the Charter Amendments. Notwithstanding the Class B Conversion, the Sponsor will not be entitled to receive any funds held in the Trust Account with respect to any Class A ordinary shares issued to the Sponsor as a result of the Class B Conversion and no additional amounts will be deposited into the Trust Account in respect of shares of Class A ordinary shares held by the Sponsor in connection with the extension of the Termination Date to the New Extended Date or any Additional Extension Dates pursuant to the Extension Amendment.

Q:	May I redeem my Public Shares in connection with the vote on the Extension Proposal and the Conversion Proposal?

A:

Yes. Under our Existing Charter, the submission of a matter to amend our Existing Charter in this respect entitles holders of Public Shares to redeem their shares for their pro rata portion of the funds held in the Trust Account established at the time of the Company’s IPO. Holders of Public Shares do not need to vote against the Extension Proposal or the Conversion Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Extension Proposal or the Conversion Proposal is approved, with respect to holders’ right to redeem, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with the Extension Proposal and the Conversion Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete an initial business combination on or before the New Extended Date or the Additional Extension Date, if applicable. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on an initial business combination.

Q:	Why is the Company proposing the Adjournment Proposal?

A:

To allow the Company more time to solicit additional proxies in favor of the Extension Proposal and the Conversion Proposal, in the event the Company does not receive the requisite shareholder vote to approve the Extension Proposal or Conversion Proposal. The Adjournment Proposal may be put to the General Meeting as the first resolution to be voted on.

Q:	How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A:

All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor and the Westwood Client Accounts, are expected to vote any Ordinary Shares over which they have voting control (including any Public Shares owned by them) in favor of the Extension Proposal, the Conversion Proposal and the Adjournment Proposal.

Our Sponsor, executive officers, directors and the Westwood Client Accounts are not entitled to redeem such shares in connection with the Extension Proposal or the Conversion Proposal.

On the Record Date, they held 6,900,000 Class B ordinary shares representing approximately 70.4% of the Company’s issued and outstanding Ordinary Shares.

The Company’s Sponsor, the Westwood Client Accounts, directors and executive officers may choose to purchase Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal or Conversion Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Proposal and the Conversion Proposal.

Q:	What vote is required to adopt the proposals?

A:

Extension Proposal. The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the Ordinary Shares who are present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting.

Conversion Proposal. The Conversion Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the Ordinary Shares who are present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting.

Adjournment Proposal. The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares who are present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting.

Q:	What if I do not want to approve the Extension Proposal, the Conversion Proposal or the Adjournment Proposal?

A:	If you do not want to approve the Extension Proposal, the Conversion Proposal or the Adjournment Proposal, you may “ABSTAIN”, not vote or vote “AGAINST” such proposal.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:

Other than the extensions until the New Extended Date, or the Additional Extension Date, if applicable, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q:	What happens if the Extension Proposal is not approved?

A:

If based on the tabulated vote there are insufficient votes to approve the Extension Proposal, the Company may put the Adjournment Proposal to a vote as the first resolution in order to seek additional time to obtain sufficient votes in support of the Extension Amendment. If the Extension Proposal is not approved at the General Meeting, we expect to take all necessary actions and hold additional general meetings until October 22, 2023 to obtain the approval of the Extension Proposal.

If (i) the Extension Proposal is not approved and we are unable to consummate any business combination prior to or on October 22, 2023 and (ii) the Lender determines not to fund any additional extension as permitted by the Existing Charter, then as contemplated by and in accordance with our Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the cases of (ii) and (iii), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws.

At such time, the Private Placement Warrants will expire and our Sponsor and the Westwood Client Accounts will receive nothing upon a liquidation with respect to such Private Placement Warrants, and the Private Placement Warrants will be worthless.

The amount in the Trust Account (less approximately $2,760 representing the aggregate nominal par value of the shares of our Public Shareholders) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the Trust Account, we anticipate that we would distribute to our Public Shareholders the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the Trust Account or that a court would conclude that such agreements are legally enforceable.

Our shareholders as of immediately prior to our IPO, including our Sponsor (our “Initial Shareholders”), have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to the 6,900,000 Ordinary Shares held or controlled by our Initial Shareholders prior to the Company’s IPO (“Insider Shares” or “insider shares”) and to vote their insider shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the Trust Account with respect to our Private Placement Warrants, which will expire worthless.

Q:	If the Extension Proposal and the Conversion Proposal are approved, what happens next?

A:

If the Extension Proposal is approved, the Company will continue to attempt to consummate an initial business combination until the New Extended Date, or an initial business combination until the Additional Extension Date, if applicable, or the earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate an initial business combination by the New Extended Date, or an initial business combination by the Additional Extension Date, if applicable, and does not wish to seek an additional extension. Specifically, the Company will seek to consummate the proposed Business Combination with Sunergy, for which the Initial Registration Statement was filed with the SEC on September 18, 2023.

If the Extension Proposal or the Conversion Proposal is approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

If the Conversion Proposal is approved, the Sponsor has agreed to convert certain of its Class B ordinary shares as may be necessary or advisable in order to satisfy applicable exchange listing requirements into Class A ordinary shares, on a one-for-one basis, in accordance with the Existing Charter, upon the implementation of the Conversion Amendment. The Class B Conversion would be effected prior to the redemption of any Class A ordinary shares in connection with the implementation of the Charter Amendments. Notwithstanding the Class B Conversion, the Sponsor will not be entitled to receive any funds held in the Trust Account with respect to any Class A ordinary shares issued to the Sponsor as a result of the Class B Conversion and no additional amounts will be deposited into the Trust Account in respect of shares of Class A ordinary shares held by the Sponsor in connection with the extension of the Termination Date to the New Extended Date or any Additional Extension Dates pursuant to the Extension Amendment.

Q:	What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Proposal is approved?

A:

If the Extension Proposal is approved and the Extension Amendment becomes effective, within five business days of the date of the General Meeting, the Company will make a payment from the Company’s working capital account into the Trust Account of the lesser of $     or $     for each Public Share that is outstanding following the exercise of redemption rights in connection with the Extension Proposal. In addition, if the Extension Proposal is approved and the Extension Amendment becomes effective, in the event that the Company has not consummated an initial business combination by the New Extended Date, without approval of the Company’s shareholders, the Company may, upon five days’ advance notice prior to the New Extended Date extend the Termination Date up to six times (with each such extension being upon five days’ advance notice), each by one additional month (for a total of up to six additional months to complete a business combination), provided that a Lender will deposit into the Trust Account for each Additional Extension Date the lesser of (a) US$     or (b) $     for each Public Share that is then-outstanding, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note(s) or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of $1.00 per warrant, which warrants will be identical to the Private Placement Warrants issued to the Sponsor and the Westwood Client Accounts at the time of the Company’s IPO. If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account.

The deposits are conditioned upon the approval of the Extension Proposal and the filing of the Extension Amendment immediately following the initial deposit. The deposits will not occur if the Extension Proposal is not approved.

Q:	Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?

A:

Unless you elect to redeem your shares in connection with this shareholder vote to approve the Extension Proposal and the Conversion Proposal, you will be able to vote on a subsequently proposed initial business combination when it is submitted to Shareholders. If you disagree with a potential initial business combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of the initial business combination in connection with the shareholder vote to approve such business combination, subject to any limitations set forth in the Existing Charter.

Q:	How do I change my vote?

A:	If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to:

Morrow Sodali

Toll-Free (800) 662-5200

Email: ESAC.info@investor.morrowsodali.com

Q:	How are votes counted?

A:

The Company’s proxy solicitor, Morrow Sodali LLC, will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Extension Proposal. The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the Ordinary Shares who are present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting.

Conversion Proposal. The Conversion Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the Ordinary Shares who are present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting.

Adjournment Proposal. The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares who are present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Q:	If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A:

No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Extension Proposal, the Conversion Proposal, and the Adjournment Proposal will be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary Proposal because the holder of record has not received voting instructions from the beneficial owner. As we do not believe that any of the Proposals are discretionary, if you do not provide voting instructions to your broker, bank of other holder of record, there will be no Proposals on which your shares may be voted.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Q:	What will happen if I abstain from voting or fail to vote at the General Meeting?

A:

At the General Meeting, ESGEN will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have no effect on the outcome of the vote on any of the proposals.

If a shareholder who holds share in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-routine” proposals, such as the Extension Proposal and the Conversion Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on any of the Proposals. However, as we do not believe that any of the Proposals are discretionary, if you do not provide voting instructions to your broker, bank of other holder of record, there will be no Proposals on which your shares may be voted. Accordingly, there may be broker non-votes and your shares may be counted for purposes of a quorum.

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by ESGEN without an indication of how the shareholder intends to vote on a proposal will be voted as recommended by the Board.

Q:	If I am not going to attend the General Meeting, should I return my proxy card instead?

A:

Yes. Whether you plan to attend the General Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. You may change your vote at any time before your proxy is voted at the General Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the General Meeting. If you hold your Ordinary Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Morrow Sodali LLC

Toll-Free (800) 662-5200

Email: ESAC.info@investor.morrowsodali.com

Unless revoked, a proxy will be voted at the General Meeting in accordance with the shareholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Extension Proposal, the Conversion Proposal and the Adjournment Proposal.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	What is a quorum requirement?

A:

A quorum of Shareholders is necessary to hold a valid meeting. Holders of at least one-third of the issued shares entitled to vote at the General Meeting, present in person (including virtually) or represented by proxy, constitute a quorum. In the absence of a quorum, the General Meeting will either stand adjourned to the same day/time/place in the following week or will be adjourned to such other day/time/place as the board of directors decides. As of the Record Date for the General Meeting, 3,265,519 Ordinary Shares, in the aggregate, would be required to achieve a quorum.

Q:	Who can vote at the General Meeting?

A:

Only holders of record of the Company’s Ordinary Shares at the close of business on September 13, 2023 are entitled to have their vote counted at the General Meeting and any adjournments or postponements thereof. For the purposes of this Proxy Statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares. On the Record Date, there were 9,796,555 outstanding Ordinary Shares of the Company.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person (including virtually) at the General Meeting or vote by proxy. Whether or not you plan to attend the General Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	Does the Board recommend voting for the Extension Proposal, the Conversion Proposal and the Adjournment Proposal?

A:	Yes. The Board recommends that the Company’s Shareholders vote “FOR” the Extension Proposal, the Conversion Proposal and “FOR” the Adjournment Proposal.

Q:	What interests do the Company’s directors and officers have in the approval of the Extension Proposal and the Conversion Proposal?

A:

The Company’s directors, officers and their affiliates have interests in the Extension Proposal and the Conversion Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, but are not limited to, (i) the fact that James P. Benson will be the Sponsor’s designee to the board of directors of the combined company (“Combined Company Board”) upon the closing of the Business Combination and (ii) the beneficial ownership of Insider Shares and Private Placement Warrants becoming worthless if the Extension Proposal and the Conversion Proposal is not approved. See the section entitled “Interests of the Company’s Directors and Officers.”

Q:	What if I object to the Extension Proposal or the Conversion Proposal? Do I have appraisal or dissenters’ rights?

A:

Company Shareholders do not have appraisal rights in connection with the Extension Proposal or the Conversion Proposal. As a matter of Cayman Islands law, dissenters’ rights are only applicable in a statutory merger involving the Company which is not the case with the Extension Proposal.

Q:	What do I need to do now?

A:

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I redeem my Ordinary Shares of the Company?

A:

In connection with the General Meeting and the vote on the Extension Proposal and the Conversion Proposal, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of Public Shares do not need to vote on the Extension Proposal or the Conversion Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, if you hold physical certificates for Ordinary Shares, you must physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: Mark Zimkind, E-mail: mzimkind@continentalstock.com, no later than two business days prior to the General Meeting. If you hold your Ordinary Shares in “street name” through a bank, broker or other nominee, you must tender or deliver your shares (and share certificates (if any) and other redemption forms) to Continental Stock Transfer & Trust Company electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the General Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.

Q:	Who will solicit and pay the cost of soliciting proxies?

A:

ESGEN will pay the cost of soliciting proxies for the General Meeting. ESGEN has engaged Morrow Sodali LLC, to assist in the solicitation of proxies for the General Meeting. ESGEN has agreed to pay Morrow Sodali LLC a fee of $17,500, plus disbursements. ESGEN will reimburse Morrow Sodali LLC for reasonable out-of-pocket expenses and will indemnify Morrow Sodali LLC and its affiliates against certain claims, liabilities, losses, damages and expenses. ESGEN will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. ESGEN’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?

A:

If you have questions about the Extension Proposal or the Adjournment Proposal or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact ESGEN’s proxy solicitor at:

Morrow Sodali LLC

Toll-Free (800) 662-5200

Email: ESAC.info@investor.morrowsodali.com

You may also obtain additional information about ESGEN from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the Trust Account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC, including the Initial Registration Statement, as it may be amended from time to time, filed with the SEC on September 18, 2023, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 31, 2023, our subsequently filed Quarterly Reports on Form 10-Q filed with the SEC and in the other reports we file with the SEC. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 31, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete the Business Combination.

If we are deemed to be an investment company under the Investment Company Act of 1940 (the “Investment Company Act”), our activities may be restricted, including:

•	restrictions on the nature of our investments; and

•	restrictions on the issuance of securities, each of which may make it difficult for us to complete the Business Combination.

In addition, we may have imposed upon us burdensome requirements, including:

•	registration as an investment company with the SEC;

•	adoption of a specific form of corporate structure; and

•	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations that we are currently not subject to.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading of securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis.

We do not believe that our principal activities and the Business Combination will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, Continental Stock Transfer & Trust Company (the “Trustee”) is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. An investment in our securities is not intended for persons who are seeking a return on investments in government securities or investment securities. The Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of our initial business combination (which shall be the Business Combination should it occur); (ii) the redemption of any Class A ordinary shares properly tendered in connection with a shareholder vote to amend the Existing Charter (a) to modify the substance or timing of our obligation to provide holders of our Class A ordinary shares the right to have their shares redeemed in connection with our initial business combination (which shall be the Business Combination should it occur) or to redeem 100% of our Class A ordinary shares if we do not complete our initial business combination by October 22, 2023 (assuming the Sponsor deposits the required amount into the Trust Account for each Additional Extension Date and unless shareholders approve one or more further Additional Extensions) or (b) with respect to any other provision relating to the rights of holders of our Class A ordinary shares; or (iii) absent an initial business combination (which shall be the Business Combination should it occur) by October 22, 2023 (assuming the Sponsor deposits the required amount into the Trust Account for each Additional Extension Date and unless shareholders approve one or more further Additional Extensions), our return of the funds held in the Trust Account to the Public Shareholders as part of our redemption of the Class A ordinary shares. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a business combination. If we are unable to complete the Business Combination, the Public Shareholders may only receive their pro rata portion of the funds in the Trust Account that are available for distribution to the Public Shareholders, and our warrants will expire worthless.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate ESGEN. To mitigate the risk of that result, on or about the 24-month anniversary of the effective date of the IPO Registration Statement, we will instruct the Trustee to liquidate the securities held in the Trust Account and instead hold all funds in the Trust Account in cash. As a result, following such change, we will likely receive minimal, if any, interest, on the funds held in the Trust Account, which would reduce the dollar amount that the Public Shareholders would have otherwise received upon any redemption or liquidation of ESGEN if the assets in the Trust Account had remained in U.S. government securities or money market funds.

On March 30, 2022, the SEC issued proposals (the “SPAC Rule Proposals”), relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a business combination transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement filed in connection with the IPO (the “IPO Registration Statement”). ESGEN would then be required to complete its initial business combination no later than 24 months after the date of the IPO Registration Statement.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, such as ESGEN. As indicated above, we completed the IPO in October 2021 and have operated as a blank check company searching for a target business with which to consummate an initial business combination since such time (or approximately 23 months after the effective date of the IPO, as of the date hereof). As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. Furthermore, if the Extension Proposal is approved, the Company would have until July 22, 2024 to consummate an initial business combination, which is a total of up to 33 months from the consummation of the Company’s IPO to complete an initial business combination. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate ESGEN. If we are required to liquidate ESGEN, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and warrants or rights following such a transaction, and our warrants or rights would expire worthless.

The funds in the Trust Account have, since the IPO, been held only in cash or U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. To mitigate the risk of us being deemed to have been operating as an unregistered investment company under the Investment Company Act, on or about the 24-month anniversary of the effective date of the IPO Registration Statement, or October 22, 2023, we will instruct the Trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash (i.e., in one or more bank accounts) until the earliest of ESGEN’s completion of an initial business combination or October 22, 2023, as applicable. Following such liquidation of the assets in the Trust Account, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount the Public Shareholders would have otherwise received upon any redemption or liquidation of ESGEN if the assets in the Trust Account had remained in U.S. government securities or money market funds. This means that the amount available for redemption will not increase at the same rate in the future.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, the greater the risk that we may be considered an unregistered investment company under Section 3(a)(1)(A) of the Investment Company Act, in which case we may be required to liquidate ESGEN. If we are required to liquidate, our shareholders will miss the opportunity to benefit from an investment in a target company and the potential appreciation in value of such investment through a business combination. Additionally, if we are required to liquidate, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. The risk of being deemed subject to the Investment Company Act may increase the longer ESGEN holds securities, and also may increase to the extent the funds in the Trust Account are not held in cash (which may include an interest-bearing demand deposit account at a national bank).

BACKGROUND

The Company

ESGEN is a blank check company incorporated on April 19, 2021 as a Cayman Islands exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. Global economic growth, population increases and expanded access to energy are driving demand for energy resources. We believe low-impact production, transportation, and consumption of energy, as well as carbon mitigation strategies, will be critical to ensure a sustainable future. We intend to primarily target opportunities in the North American energy and infrastructure value chain and contiguous industries that we believe will fundamentally change the current energy landscape by accelerating a shift to a low-carbon future, an objective we call “Disruptive Decarbonization.” There is an extensive universe of private companies that have established themselves as market leaders in Disruptive Decarbonization sub-segments and that we anticipate will benefit from access to public markets and a partnership with a platform such as ours.

We identified several specific sectors on which we intend to focus on including:

•	electrification, clean fuel production and transportation,

•	energy efficiency and resource management

•	environmental impact mitigation and carbon sequestration

While Disruptive Decarbonization target opportunities will be our primary focus, we may pursue an initial business combination with any business in any industry and any geographic location within North America. We intend to target companies that are committed to environmental, social and governance practices as a way to achieve long-term competitive advantages.

On October 22, 2021, the Company consummated its IPO of 27,600,000 Units (the “Units”) and the sale of 14,040,000 Private Placement Warrants each exercisable to purchase one Class A ordinary share at $11.50 per share, at a price of $1.00 per Private Placement Warrant in the Private Placement that closed simultaneously with the Company’s IPO. Following the consummation of the Company’s IPO, a total of $281,520,000 of the net proceeds from the Company’s IPO and the Private Placement were deposited in the Trust Account established for the benefit Public Shareholders. Our Existing Charter provides for the return of the Company’s IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before October 22, 2023.

On January 18, 2023, at an extraordinary general meeting of our shareholders, our shareholders approved the First Extension. In connection with the First Extension, shareholders holding 24,703,445 Class A ordinary shares of ESGEN exercised their right to redeem their shares for cash at a redemption price of approximately $10.35 per share, for an aggregate redemption amount of approximately $254,198,449. As of       , there was $     in the Trust Account.

The mailing address of our principal executive office is 5956 Sherry Lane, Suite 1400, Dallas, Texas 75225. Our telephone number is (214) 987-6100.

The Business Combination Agreement

On April 19, 2023, ESGEN, OpCo, Sunergy, the Sunergy equityholders set forth on the signature pages thereto, for limited purposes, Sponsor, and for limited purposes, Timothy Bridgewater, an individual, in his capacity as the Sellers Representative, entered into the Business Combination Agreement.

The Business Combination

The Business Combination Agreement and the Business Combination were unanimously approved by the board of directors of ESGEN and the board of managers of Sunergy. The Business Combination Agreement provides for, among other things, the following transactions:

•

following any Public Share Redemptions (as defined below) of Class A ordinary shares, each outstanding Class B ordinary share will convert into one Class A ordinary share (the “ESGEN Share Conversion”); provided, that if the holders of Class B ordinary shares are required to forfeit any Class B ordinary shares pursuant to the Business Combination Agreement, then the number of Class A ordinary shares otherwise deliverable to the holders of Class B ordinary shares pursuant to the ESGEN Share Conversion shall be reduced (pro rata between the holders of Class B ordinary shares) by an amount equal to such forfeited Class B ordinary shares;

•

subject to prior receipt of the requisite approval of the shareholders of ESGEN as contemplated in the Business Combination Agreement, ESGEN will change the jurisdiction of its incorporation by deregistering as an exempted company in the Cayman Islands and domesticating to, and continuing as a corporation incorporated under the laws of, the State of Delaware (the “Domestication”) and, in connection with the Domestication, the following will occur: (A) each outstanding Class A ordinary share will become one share of Class A common stock, par value $0.0001 per share, of ESGEN (the “ESGEN Class A Common Stock”), (B) each outstanding warrant to purchase one Class A ordinary share (each, an “ESGEN Warrant”) will become a warrant to purchase one share of ESGEN Class A Common Stock at an exercise price of $11.50 per share and (C) ESGEN will file its certificate of incorporation substantially in the form attached to the Business Combination Agreement as Exhibit F (the “ESGEN Certificate of Incorporation”) and will adopt bylaws substantially in the form attached to the Business Combination Agreement as Exhibit G to serve as its governing documents upon consummation of the Domestication. In connection with the ESGEN Share Conversion and the Domestication, each issued and outstanding Unit that has not been previously separated into the underlying Class A ordinary share and underlying ESGEN Warrants prior to the Domestication will be cancelled and will entitle the holder thereof to (x) one share of ESGEN Class A Common Stock and (y) one-half of one warrant representing the right to purchase one share of ESGEN Class A Common Stock at an exercise price of $11.50 per share on the terms and subject to the conditions applicable to ESGEN Warrants set forth in the Warrant Agreement, dated as of October 22, 2021, between ESGEN and the Trustee;

•	ESGEN will cause certain private placements to be consummated in accordance with the terms of the applicable financing agreements;

•

Sunergy will cause all holders of any options, warrants or rights to subscribe for or purchase any equity interests of Sunergy or its subsidiaries or securities (including debt securities) convertible into or exchangeable for, or that otherwise confer on the holder any right to acquire, any equity interests of Sunergy or any subsidiary thereof (collectively, the “Sunergy Convertible Interests”) existing immediately prior to the closing of the Business Combination (the “Closing”) either to exchange or convert all such holder’s Sunergy Convertible Interests into limited liability interests of Sunergy (the “Sunergy Company Interests”) in accordance with the governing documents of Sunergy or the Sunergy Convertible Interests (collectively, the “Sunergy Exchanges”);

•

(x) ESGEN will contribute to OpCo (1) all of its assets (excluding its interests in OpCo, but including the amount of cash in the Trust Account as of immediately prior to the Closing (after giving effect to the exercise of redemption rights by any ESGEN shareholders pursuant to the Existing Charter (the “Public Share Redemption”)) and the proceeds resulting from the initial PIPE investment and any financing agreements executed in furtherance of the Business Combination Agreement less the amount of certain unpaid transaction expenses), and (2) a number of newly issued shares of Class V common stock of ESGEN, par value $0.0001 per share, which will generally have only voting rights, equal to the number of Seller OpCo Units (as defined in the Business Combination Agreement and further described below) (the “Seller Class V Shares”) and (y) in exchange, OpCo shall issue to ESGEN (i) a number of common units of OpCo (the “OpCo Units”) which shall equal the number of total shares of ESGEN Class A Common Stock issued and outstanding immediately after the Closing and (ii) a number of warrants to purchase OpCo Units which shall equal the number of ESGEN Warrants issued and outstanding immediately after the Closing (the transactions in this clause (v), the “ESGEN Contribution”); and

•

immediately following the ESGEN Contribution, (x) the Sellers will contribute to OpCo the Sunergy Company Interests and (y) in exchange therefor, OpCo will transfer to the Sellers the Seller OpCo Units and the Seller Class V Shares.

The number of Seller OpCo Units to be issued in the ESGEN Contribution will equal that number of OpCo Units with a value (valuing each OpCo Unit equal to $10.00) equal to (i) $410,000,000, plus (ii) the amount (if any) of any financing contemplated by the financing agreements that is equity financing for equity of Sunergy or Sunergy Convertible Interests and is converted to Sunergy Company Interests as part of the Sunergy Exchanges, minus (iii) any Sunergy Recapitalization Debt (as defined below).

Representations and Warranties; Covenants

The Business Combination Agreement contains representations and warranties of certain of the parties thereto customary for transactions of this type. The representations and warranties made under the Business Combination Agreement will not survive the Closing.

Between the entry into the Business Combination Agreement and the Closing, Sunergy may, with ESGEN’s consent, incur debt financing and distribute such proceeds to the Sellers or redeem Sunergy Company Interests with proceeds thereof (“Sunergy Recapitalization Debt”), subject to certain limitations set forth in the Business Combination Agreement.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates, as specified therein. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. ESGEN does not believe that these schedules contain information that is material to an investment decision.

In addition, the parties to the Business Combination Agreement agreed to be bound by certain covenants customary for transactions of this type, including, among others, covenants with respect to the conduct and operations of ESGEN, Sunergy and its subsidiaries during the period between signing the Business Combination Agreement and the Closing. ESGEN has also agreed to take all action within its power as may be necessary or appropriate such that, immediately after the Closing, the Combined Company Board will consist of seven directors, six of whom will be designated by Sunergy and one of whom will be designated by the Sponsor (with three of such Sunergy designees meeting the requirements for audit committee service pursuant to the listing rules of the Nasdaq Stock Market LLC (“Nasdaq”)), Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Sarbanes-Oxley Act of 2002, as amended. Each of the parties to the Business Combination Agreement has also agreed to use its respective reasonable best efforts to cause the Business Combination to be consummated after the date of the execution of the Business Combination Agreement.

Conditions to Each Party’s Obligations

The obligation of ESGEN, the Sunergy Parties and OpCo to consummate the Business Combination is subject to certain customary closing conditions, including, but not limited to, (i) the absence of any order, law or other legal restraint or prohibition enacted, issued or promulgated by any court of competent jurisdiction or other governmental entity of competent jurisdiction having the effect of making the Business Combination illegal or otherwise prohibiting the consummation of the Business Combination, (ii) the termination or expiration of any applicable waiting period applicable to the consummation of the Business Combination under the Hart-Scott-Rodino Act, (iii) the effectiveness of the Registration Statement on Form S-4 (the “Registration Statement”) in accordance with the provisions of the Securities Act of 1933, as amended, registering the ESGEN Class A Common Stock to be issued in connection with the Business Combination Agreement, (iv) receipt of the required approvals of ESGEN’s shareholders at a meeting of the shareholders of ESGEN in connection with the Business Combination (the “Business Combination Shareholders’ Meeting”), (v) the ESGEN Class A Common Stock to be issued in connection with the Business Combination immediately after Closing shall be listed on Nasdaq and ESGEN will be able to satisfy any continued listing requirements of Nasdaq immediately after Closing, (vi) if the ESGEN shareholders do not approve the Redemption Limitation Amendment (as defined in the Business Combination Agreement), ESGEN having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) remaining immediately after any holders of the Class A ordinary shares exercise their redemption rights, (vii) the members of the post-Business Combination ESGEN board of directors shall have been elected or appointed in accordance with the Business Combination Agreement and (viii) the aggregate transaction proceeds, including from the Trust Account after giving effect to the Public Share Redemption and the proceeds resulting from the initial PIPE investment and any financing agreements executed in furtherance of the Business Combination Agreement, shall (after payment of certain unpaid transaction expenses) be greater or equal to $20.0 million.

The obligation of ESGEN and OpCo to consummate the Business Combination is further conditioned upon (i) the accuracy (within specified thresholds) as of the Closing of the Sunergy Parties’ representations and warranties and material compliance by the Sunergy Parties with their respective covenants and (ii) the absence of a material adverse effect on Sunergy since the date of the Business Combination Agreement that is continuing and uncured.

Additionally, the obligations of the Sunergy Parties to consummate the Business Combination are further conditioned upon (i) the accuracy (within specified thresholds) as of the Closing of ESGEN’s and OpCo’s respective representations and warranties and material compliance by ESGEN and OpCo with its respective covenants, (ii) the absence of a material adverse effect on ESGEN since the date of the Business Combination Agreement that is continuing and uncured, (iii) ESGEN having arranged with the Trustee to have the funds remaining in the Trust Account released to it as of the Closing, and all such funds released being available for immediate use for any payment obligations arising from the Public Share Redemption and other required expenses and (iv) occurrence of the ESGEN Share Conversion, the Domestication and the Public Share Redemption and the consummation of the Private Placements (as defined below).

Termination

The Business Combination Agreement may be terminated under certain limited circumstances prior to the closing of the Business Combination, including (i) by mutual written consent of ESGEN and Sunergy, (ii) by ESGEN, on the one hand, or Sunergy, on the other hand, as a result of certain breaches of the Business Combination Agreement that remain uncured after any applicable cure period, (iii) subject to certain limited exceptions, by either ESGEN or Sunergy if the Closing has not occurred by October 22, 2023 (provided, that if the Extension Amendment is approved, then the outside date for the Business Combination Agreement will automatically be extended for one or more additional periods up to an additional three months (or, if sooner, the last day for ESGEN to consummate a business combination pursuant to such extension)), (iv) by either ESGEN or Sunergy if certain required approvals are not obtained from ESGEN’s shareholders after the Business Combination Shareholders’ Meeting has been held and the shareholders have duly voted, (v) by either ESGEN or

Sunergy if any governmental authority of competent jurisdiction has enacted, issued, promulgated, enforced or entered any final and nonappealable injunction, order, decree or ruling making the consummation of the Business Combination illegal or otherwise preventing or prohibiting the consummation of the Business Combination, (vi) by Sunergy, if the Class A ordinary shares become delisted from Nasdaq and are not relisted on Nasdaq (or another national securities exchange mutually agreed to by ESGEN and Sunergy) within thirty days after such delisting, (vii) by Sunergy, if the board of directors of ESGEN changes, withdraws, qualifies or modifies, or publicly proposes to change, withdraw, qualify or modify, the recommendation of the board of directors of ESGEN to approve certain required approvals pursuant to the exercise of its fiduciary duties, and (viii) by Sunergy, upon the liquidation (or public announcement thereof) of the Trust Account if ESGEN fails in connection with any extension of its deadline to consummate a business combination to timely pay any amounts required to be deposited into the Trust Account in accordance with the terms of ESGEN’s organizational documents.

If the Business Combination Agreement is terminated, none of the parties to the Business Combination Agreement will have any liability under the Business Combination Agreement, except in the case of Fraud (as defined in the Business Combination Agreement) or willful and material breach of any covenant or agreement in the Business Combination Agreement and for customary obligations that survive the termination thereof (such as confidentiality obligations).

Payment of Transaction Expenses

Generally, all expenses incurred in connection with the Business Combination Agreement will be paid by the party incurring such expenses. If the Closing does occur, ESGEN will pay all accrued and unpaid transaction expenses of ESGEN and Sunergy and will retain any remaining aggregate transaction proceeds on the balance sheet of OpCo or Sunergy. If such accrued and unpaid expenses, excluding any existing loans to ESGEN from the Sponsor or other affiliates (“Affiliate Loans”), exceed $15 million, then the Sponsor and all other holders of Class B ordinary shares, including the current independent directors of ESGEN, will forfeit a pro rata number of ESGEN Class B ordinary shares (each with a value of $10.00 per Class B ordinary share) with an aggregate value equal to (i) the amount by which the total accrued and unpaid expenses exceeds $15 million, minus (ii) (x) $1.5 million in Affiliate Loans, if the aggregate amount of Affiliate Loans is equal to or in excess of $1.5 million, or (y) the amount of Affiliate Loans, if the aggregate amount of Affiliate Loans is less than $1.5 million (such difference between (i) and (ii), the “Sponsor Covered Expenses”). The Sponsor Covered Expenses will be reduced to the extent that transaction expenses attributable to Sunergy exceed $5 million by the amount such Sunergy expenses exceed $5 million.

Incentive Equity Plan

Prior to the effectiveness of the Registration Statement, the board of directors of ESGEN will approve and adopt an equity incentive plan (the “Incentive Equity Plan”) in the form mutually agreed upon by Sunergy and ESGEN to be effective as of one day prior to the Closing. The Incentive Equity Plan will provide for an initial share reserve of 8% of the number of shares of ESGEN Class A Common Stock outstanding following the Closing.

PROPOSAL 1

THE EXTENSION PROPOSAL

The Extension Proposal

The Company is proposing to amend its Existing Charter (such amendment, the “Extension Amendment”) to: (i) extend from October 22, 2023 (the “Original Extended Date”) to January 22, 2024 (the “New Extended Date”), the date (the “Termination Date”) by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares sold in the Company’s initial public offering (the “Public Shares”) (in a redemption that will completely extinguish the rights of the owners of the Public Shares as shareholders (including the right to receive further liquidation distributions, if any)) at a per-share price, payable in cash, equal to (1) the aggregate amount then on deposit in the trust account located in the United States with Continental Stock Transfer & Trust Company acting as trustee (“Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any, less up to $100,000 of interest to pay winding up and dissolution expenses (net of any taxes payable), divided by (2) the number of the then-outstanding Public Shares; and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (b) and (c) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law, and (ii) in the event that the Company has not consummated an initial business combination by the New Extended Date, to allow the Company, by resolution of the board of directors of the Company and, without any approval of the Company’s shareholders, upon five days’ advance notice prior to the New Extended Date to extend the Termination Date up to six times (with each such extension being upon five days’ advance notice), each by one additional month (for a total of up to six additional months to complete a business combination) (each, an “Additional Extension Date”), provided that the Company’s sponsor, ESGEN LLC (the “Sponsor”) or the Sponsor’s affiliates or permitted designees (the “Lenders” and each a “Lender”) will deposit into the Trust Account for each Additional Extension Date the lesser of (a) US$     or (b) $     for each Public Share that is then-outstanding, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note(s) or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of $1.00 per warrant, which warrants will be identical to the Private Placement Warrants issued to the Sponsor and the Westwood Client Accounts at the time of the Company’s initial public offering (“IPO”). If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account. The Extension Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete an initial business combination. Approval of the Extension Potential is a condition to the filing of the Extension Amendment. A copy of the Extension Amendment to the Existing Charter of the Company is attached to this proxy statement as Annex A.

All holders of the Company’s Public Shares, whether they vote for or against the Extension Proposal or do not vote at all, will be permitted to redeem all or a portion of their Public Shares into their pro rata portion of the Trust Account, provided that the Extension Proposal is approved. Holders of Public Shares do not need to be a holder of record on the Record Date in order to exercise redemption rights. If approved, we will not file the Extension Proposal if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal, after taking into account the amount of redemptions, if any.

The per-share pro rata portion of the Trust Account as of September 13, 2023 after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $11.10 per Public Share. The closing price of the Company’s Public Shares on September 13, 2023 was $11.10. The Company cannot assure Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Shareholders wish to sell their shares.

Reasons for the Extension Proposal

The Company’s IPO prospectus and Existing Charter provide that the Company has until October 22, 2023 to complete an initial business combination.

The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, the Public Shareholders of the Company should be given an opportunity to consider and vote on an initial business combination. Accordingly, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond October 22, 2023. Pursuant to the terms of the Existing Charter, the Company may not amend the Existing Charter to allow for a longer period of time to complete an initial business combination unless it provides holders of Public Shares with the right to seek redemption of their Public Shares in connection therewith.

If the Extension Proposal Is Not Approved

If based on the tabulated vote there are insufficient votes to approve the Extension Proposal, the Company may put the Adjournment Proposal to a vote as the first resolution in order to seek additional time to obtain sufficient tabulated votes in support of the Extension Amendment. If the Extension Proposal is not approved at the General Meeting, we expect to take all necessary actions and hold additional general meetings until October 22, 2023 to obtain the approval of the Extension Proposal. If (i) the Extension Proposal is not approved and we are unable to consummate any business combination prior to or on October 22, 2023 and (ii) the Lender determines not to fund any additional extension as permitted by the Existing Charter, then as contemplated by and in accordance with our Memorandum and Articles of Association, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any) and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the cases of (ii) and (iii), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable laws. At such time, the Private Placement Warrants will expire and our Sponsor and the Westwood Client Accounts will receive nothing upon a liquidation with respect to such Private Placement Warrants, and the Private Placement Warrants will be worthless.

The amount in the Trust Account (less a nominal par value of the shares of our Public Shareholders) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the Trust Account, we anticipate that we would distribute to our Public Shareholders the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the Trust Account or that a court would conclude that such agreements are legally enforceable.

Our Initial Shareholders, including our Sponsor, have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to the Insider Shares and to vote their Insider Shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the Trust Account with respect to the Private Placement Warrants, which will expire worthless.

If the Extension Proposal is Approved

If the Extension Proposal is approved, the Existing Charter will be amended as set forth in Annex A (the “Extension Amendment”) and the Company would have up to an additional nine months after the Original Extended Date to consummate an initial business combination, until July 22, 2024, which is a total of up to 33 months from the consummation of the Company’s IPO to complete an initial business combination. The Company will continue to attempt to consummate an initial business combination until the New Extended Date or the Additional Extension Date, if necessary, or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination and does not wish to seek an additional extension. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended and its Ordinary Shares will remain publicly traded during the extension period.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT BECOMES EFFECTIVE AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT SUCH PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.

Redemption Rights

If the Extension Proposal is approved, and the Extension Amendment becomes effective, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

If the Extension Proposal is approved, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the New Extended Date or the Additional Extension Date, if applicable. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the New Extended Date, or the Additional Extension Date, if applicable, if the Extension Proposal is approved and the Extension Amendment becomes effective.

If the Extension Proposal is approved, and the Extension Amendment becomes effective, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved, and the

amount remaining in the Trust Account may be only a small fraction of the approximately $     that was in the Trust Account as of       . However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal (after taking into account the redemption of Public Shares).

TO DEMAND REDEMPTION, IF YOU HOLD PHYSICAL CERTIFICATES FOR ORDINARY SHARES, YOU MUST PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ONE STATE STREET PLAZA, 30TH FLOOR, NEW YORK, NY 10004, ATTN: MARK ZIMKIND, E-MAIL: mzimkind@continentalstock.com, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING. IF YOU HOLD YOUR ORDINARY SHARES IN “STREET NAME” THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU MUST TENDER OR DELIVER YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING TO DEMAND REDEMPTION.

The requirement for physical or electronic delivery prior to the vote at the General Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, Shareholders making the election will not be able to tender their shares after the vote at the General Meeting.

The electronic delivery process through the DWAC system can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.

The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such Shareholders will have less time to make their investment decision than those Shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed into a pro rata portion of the funds held in the Trust Account. In the event that a Public Shareholder tenders its shares and decides prior to the vote at the General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tendered or delivered your shares (and share certificates (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above prior to the vote at the General Meeting. In the event that a Public Shareholder tenders shares, and the Extension Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the filing of the Extension Proposal. The transfer agent will hold the certificates of Public Shareholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

The per-share pro rata portion of the Trust Account as of        after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $     per Public Share. The closing price of the Public Shares on        was $    . The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your share certificate(s) to the Company’s transfer agent prior to the vote for the Extension Proposal. If the Extension Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the meeting as described elsewhere herein.

Required Vote

The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the Ordinary Shares who are present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Extension Proposal. As a result, if you abstain from voting on the Extension Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Full Text of the Resolution

Please see Annex A.

THE BOARD RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL.

PROPOSAL 2

THE CONVERSION PROPOSAL

The Conversion Proposal

The Company is proposing to amend its Existing Charter (such amendment, the “Conversion Amendment”) to consider and vote upon a proposal by the following special resolution to amend (the “Conversion Proposal”) the Existing Charter to change certain provisions which restrict the Class B ordinary shares, par value $0.0001, of the Company (the “Class B ordinary shares” and collectively with the Class A ordinary shares, the “Ordinary Shares”) from converting to Class A ordinary shares prior to the consummation of an initial business combination:

“RESOLVED, as a special resolution, that Article 167 of the Amended and Restated Memorandum and Articles of Association of the Company be deleted in its entirety and replaced as follows to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share, to convert into Class A ordinary shares, par value $0.0001 per share, of the Company, on a one-for-one basis prior to the closing of an initial business combination at the election of the holder:

167 Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 14 where the holders of such Shares do not have any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to or in connection with the Company’s Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Fund; or (b) vote as a class with the holders of Public Shares on any Business Combination or any other proposal presented to the Shareholders prior to or in connection with the completion of a Business Combination.”

Reasons for the Conversion Proposal

The purpose of the Conversion Proposal is to remove restrictions contained in the charter in order to permit the Class B ordinary shares to convert into Class A ordinary shares prior to the closing of the Company’s initial business combination, thereby providing holders of the Class B ordinary shares with the flexibility to assist the Company in meeting applicable exchange listing requirements of its Class A ordinary shares if necessary or desirable in connection with the Extension Amendment and the consummation of the Company’s initial business combination.

If the Conversion Proposal Is Not Approved

The approval of the Conversion Proposal is not a condition to the adoption of the Extension Proposal or the Adjournment Proposal. If the Conversion Proposal is not approved, the Board may decide to abandon the Conversion Proposal. The Company believes that the failure to approve the Conversion Proposal may reduce its flexibility to maintain the listing of its Class A ordinary shares on the Nasdaq.

If the Extension Proposal is Approved

If the Conversion Proposal is approved, the Existing Charter will be amended as set forth in Annex B and the holders of Class B ordinary shares will be able to convert their Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of the Company’s initial business combination.

If the Conversion Proposal is approved, the Sponsor has agreed to convert certain of its Class B ordinary shares as may be necessary or advisable in order to satisfy applicable exchange listing requirements into Class A ordinary shares, on a one-for-one basis, in accordance with the Existing Charter, upon the implementation of the Conversion Amendment. The Class B Conversion would be effected prior to the redemption of any Class A ordinary shares in connection with the implementation of the Charter Amendments. Notwithstanding the Class B Conversion, the Sponsor will be not entitled to receive any funds held in the Trust Account with respect to any

Class A ordinary shares issued to the Sponsor as a result of the Class B Conversion and no additional amounts will be deposited into the Trust Account in respect of shares of Class A ordinary shares held by the Sponsor in connection with the extension of the Termination Date to the New Extended Date or any Additional Extension Dates pursuant to the Extension Amendment.

Redemption Rights

If the Conversion Proposal is approved, and the Conversion Amendment becomes effective, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of Public Shares do not need to vote on the Conversion Proposal or be a holder of record on the Record Date to exercise redemption rights.

If the Conversion Proposal is approved, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with the Conversion Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the New Extended Date or the Additional Extension Date, if applicable. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the New Extended Date, or the Additional Extension Date, if applicable, if the Extension Proposal is approved and the Extension Amendment becomes effective.

If the Conversion Proposal is approved, and the Conversion Amendment becomes effective, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account if the Conversion Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $ that was in the Trust Account as of . However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Conversion Proposal (after taking into account the redemption of Public Shares).

TO DEMAND REDEMPTION, IF YOU HOLD PHYSICAL CERTIFICATES FOR ORDINARY SHARES, YOU MUST PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ONE STATE STREET PLAZA, 30TH FLOOR, NEW YORK, NY 10004, ATTN: MARK ZIMKIND, E-MAIL: mzimkind@continentalstock.com, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING. IF YOU HOLD YOUR ORDINARY SHARES IN “STREET NAME” THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU MUST TENDER OR DELIVER YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING TO DEMAND REDEMPTION.

The requirement for physical or electronic delivery prior to the vote at the General Meeting ensures that a redeeming holder’s election is irrevocable once the Conversion Proposal is approved. In furtherance of such irrevocable election, Shareholders making the election will not be able to tender their shares after the vote at the General Meeting.

The electronic delivery process through the DWAC system can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.

The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such Shareholders will have less time to make their investment decision than those Shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Conversion Proposal will not be redeemed into a pro rata portion of the funds held in the Trust Account. In the event that a Public Shareholder tenders its shares and decides prior to the vote at the General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you tendered or delivered your shares (and share certificates (if any) and other redemption forms) for redemption to our transfer agent and decide prior to the vote at the General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above prior to the vote at the General Meeting. In the event that a Public Shareholder tenders shares, and the Conversion Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Conversion Proposal would receive payment of the redemption price for such shares soon after the filing of the Conversion Proposal. The transfer agent will hold the certificates of Public Shareholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

The per-share pro rata portion of the Trust Account as of after     taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $     per Public Share. The closing price of the Public Shares on was $    . The Company cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Ordinary Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your share certificate(s) to the Company’s transfer agent prior to the vote for the Conversion Proposal. If the Conversion Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the meeting as described elsewhere herein.

Required Vote

The Conversion Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the Ordinary Shares who are present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Conversion Proposal. As a result, if you abstain from voting on the Conversion Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Full Text of the Resolution

Please see Annex B.

THE BOARD RECOMMENDS A VOTE “FOR” THE CONVERSION PROPOSAL.

PROPOSAL 3

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the General Meeting to a later date to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our Shareholders in the event, based on the tabulated votes, there are not sufficient tabulated votes received at the time of the General Meeting to approve the Extension Proposal or the Conversion Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our Shareholders, the Chairman will not adjourn the General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient tabulated votes received at the time of the General Meeting to approve the Extension Proposal or the Conversion Proposal.

Required Vote

This Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares who are present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Extension Proposal, the Conversion Proposal or the Adjournment Proposal. As a result, if you abstain from voting on the Adjournment Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the Chairman of the extraordinary general meeting be ratified, approved and confirmed in all respects.”

THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL.

THE GENERAL MEETING

Date, Time and Place. The meeting will be at the offices of Kirkland & Ellis LLP, 609 Main Street, Houston, TX 77002 and virtually at: https://www.cstproxy.com/esgenspac/egm2023. The General Meeting will be held at      ET on     , 2023.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the General Meeting, if you owned Ordinary Shares at the close of business on September 13, 2023, the Record Date for the General Meeting. At the close of business on the Record Date, there were 9,796,555 outstanding Ordinary Shares each of which entitles its holder to cast one vote on the proposal. Company warrants do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to shareholders at the General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the General Meeting. Morrow Sodali LLC is assisting the Company in the proxy solicitation process for this General Meeting. The Company will pay that firm approximately $17,500 in fees, plus disbursements for such services.

Required Votes

The Extension Proposal and the Conversion Proposal must be approved by a special resolution as a matter of Cayman Islands law, being the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the Ordinary Shares who are present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

The Sponsor, the Westwood Client Accounts and all of the Company’s directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Proposal and the Conversion Proposal. On the Record Date, they beneficially owned and were entitled to vote 6,900,000 Ordinary Shares, representing approximately 70.4% of the Company’s issued and outstanding Ordinary Shares.

The Company’s Sponsor, the Westwood Client Accounts, directors and executive officers may choose to purchase Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal or the Conversion Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Proposal and the Conversion Proposal.

The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being the affirmative vote of a majority of the votes cast by the holders of the Ordinary Shares who are present in person (including virtually) or represented by proxy and entitled to vote at the General Meeting.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Company’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•	the fact that James P. Benson will be the Sponsor’s designee to the Combined Company Board upon the closing of the Business Combination. As a director, in the future, Mr. Benson may receive any cash fees, stock options or stock awards that the Combined Company Board determines to pay to its directors.

•

If the Extension Proposal is not approved and we do not consummate an initial business combination by October 22, 2023, the 6,900,000 Insider Shares which were acquired for an aggregate purchase price of approximately $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 14,040,000 Private Placement Warrants that were acquired simultaneously with the Company’s IPO for an aggregate purchase price of $14,040,000. Such 6,900,000 Ordinary Shares had an aggregate market value of approximately $76,590,000 based on the closing price of $   of the Ordinary Shares on Nasdaq on      . Such Private Placement Warrants had an aggregate market value of approximately $     based on the closing price of $0.041 of the public warrants on Nasdaq on      .

•

Our Sponsor has agreed that, if we liquidate the Trust Account prior to the consummation of a business combination, it will be liable to pay debts and obligations to target businesses or vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but only to the extent necessary to ensure that such debts or obligations do not reduce the amounts in the Trust Account and only if such parties have not executed a waiver of claims against the Trust Account.

•

All rights specified in the Company’s Existing Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

•

Our Sponsor, directors and officers have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to their Ordinary Shares and to vote their Ordinary Shares in favor of any dissolution and plan of distribution which we submit to a vote of Shareholders. There will be no distribution from the Trust Account with respect to the Private Placement Warrants, which will expire worthless.

•

Our officers and directors may loan funds to us and may be owed reimbursement for expenses incurred in connection with certain activities on our behalf which would only be repaid if we complete an initial business combination. If the Extension Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid.

Additionally, if the Extension Proposal and the Conversion Proposal is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL, “FOR” THE CONVERSION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth as of September 22, 2023, the number of Ordinary Shares beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding Ordinary Shares; (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. As of the Record Date, we had 9,796,555 Ordinary Shares issued and outstanding.

Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting power of that security, including any securities that a person has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares owned by them. As per the definition of beneficial ownership above, the following table does not reflect record of beneficial ownership of any Ordinary Shares issuable upon exercise of derivative securities that are not exercisable within 60 days of the Record Date.

Name of Beneficial Owner(1)	Class B Ordinary Shares		Class A Ordinary Shares
	Number of Shares Beneficially Owned	Approximate Percentage of Class(2)	Number of Shares Beneficially Owned(3)		Approximate Percentage of Class
ESGEN LLC (our sponsor)(4)	5,619,077		11,240,000	(5)
Sea Otter Advisors LLC(6)	—	—	165,000
Andrea Bernatova	—	—	—		—
Nader Daylami	—	—	—		—
James P. Benson	—	—	—		—
Michael C. Mayon	—	—	—		—
Sanjay Bishnoi	138,000		—		—
Larry L. Helm	138,000		—		—
Mark M. Jacobs	138,000		—		—
All officers and directors as a group (7 individuals)	414,000		—		—

(1)	Unless otherwise noted, the business address of each of the following individuals or entities is 5956 Sherry Lane, Suite 1400, Dallas, Texas 75225.
(2)	Based on 27,600,000 Class A ordinary shares (which includes Class A ordinary shares that are underlying the units) as of December 21, 2022.
(3)	Based on 6,900,000 Class B ordinary shares outstanding as of December 21, 2022.
(4)

ESGEN LLC is the record holder of the Class B ordinary shares reported herein. James P. Benson, Michael C. Mayon and Andrea Bernatova are the managers of ESGEN LLC, and each of them disclaims beneficial ownership over any securities owned by ESGEN LLC in which he or she does not have any pecuniary interest.

(5)	Represents Private Placement Warrants to acquire Class A ordinary shares upon payment of $11.50 per share, commencing 30 days after completion of our initial business combination.
(6)

Based on a Schedule 13D filed by Sea Otter Advisors LLC on March 13, 2023. Sea Otter Advisors LLC serves as the investment advisor to Sea Otter Trading LLC and has sole voting power and sole dispositive power over the ESGEN Class A ordinary shares held thereby. The address of the business office of Sea Otter Advisors LLC and Sea Otter Trading LLC is 107 Grand St, 7th Floor, New York, New York 10013. The Sponsor, and our officers and directors are deemed to be our “promoter” as such term is defined under the federal securities laws.

The Class B ordinary shares, Private Placement Warrants and any Class A ordinary shares issued upon conversion or exercise thereof are each subject to transfer restrictions pursuant to lock-up provisions in the Registration and Shareholder Rights Agreement, dated as of October 22, 2021, by and among the Company, the Westwood Client Accounts, the Sponsor, Larry L. Helm, Mark M. Jacobs and Sanjay Bishnoi (the “Registration

and Shareholder Rights Agreement”) and the Warrant Agreement, dated October 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”). Pursuant to the Registration and Shareholder Rights Agreement and the Warrant Agreement, our Sponsor, Larry L. Helm, Mark M. Jacobs, Sanjay Bishnoi and the Westwood Client Accounts have agreed not to transfer, assign or sell (i) any of their founder shares until the earliest of (A) one year after the completion of our initial business combination and (B) subsequent to our initial business combination, (x) if the closing price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination, or (y) the date on which we complete a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of our public shareholders having the right to exchange their ordinary shares for cash, securities or other property, and (ii) any of their Private Placement Warrants and Class A ordinary shares issued upon conversion or exercise thereof until 30 days after the completion of our initial business combination. The foregoing restrictions are not applicable to transfers (a) to our officers or directors, any affiliates or family members of any of our officers or directors, any members or partners of our sponsor or their affiliates, any affiliates of our sponsor, or any employees of such affiliates; (b) in the case of an individual, by gift to a member of one of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with the consummation of a business combination at prices no greater than the price at which the Class B ordinary shares, Private Placement Warrants or Class A ordinary shares, as applicable, were originally purchased; (f) by virtue of our Sponsor’s organizational documents upon liquidation or dissolution of our Sponsor; (g) to the Company for no value for cancellation in connection with the consummation of our initial business combination; (h) in the event of our liquidation prior to the completion of our initial business combination; or (i) in the event of our completion of a liquidation, merger, share exchange or other similar transaction which results in all of our public shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property subsequent to our completion of our initial business combination; provided, however, that in the case of clauses (a) through (f) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other restrictions contained in the letter agreement.

SHAREHOLDER PROPOSALS

If the Extension Proposal is approved, the Extension Amendment is effective and an initial business combination is consummated, we expect that the surviving company following such business combination will hold its 2024 annual meeting of Shareholders on a date to be determined by the surviving company. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q.

If the Extension Proposal is not approved and no initial business combination is consummated, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its Shareholders are permitted to deliver to two or more Shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company’s proxy solicitor at the following:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor

South Tower

Stamford, CT 06902

Toll-Free (800) 662-5200

Email: ESAC.info@investor.morrowsodali.com

OTHER INFORMATION

The Company’s 2022 Annual Report on Form 10-K, excluding exhibits, will be mailed without charge to any shareholder entitled to vote at the meeting, upon written request to Secretary, ESGEN Acquisition Corporation, 5956 Sherry Lane, Suite 1400, Dallas, Texas 75225.

OTHER MATTERS TO BE PRESENTED AT THE GENERAL MEETING

The Company did not have notice of any matter to be presented for action at the General Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the General Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Proposal and Conversion Proposal by contacting the Company’s proxy solicitor at the following:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor

South Tower

Stamford, CT 06902

Toll-Free (800) 662-5200

Email: ESAC.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the General Meeting, you must make your request for information no later than     , 2023.

ANNEX A

EXTENSION AMENDMENT

AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION OF

ESGEN ACQUISITION CORPORATION

“RESOLVED, as a special resolution, that the proposed payment by the Company from the Company’s working capital account into the Trust Account of the lesser of $     or $     for each Public Share that is outstanding following the exercise of redemption rights in connection with the Extension Proposal be approved and that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 165 in its entirety and the insertion of the following language in its place:

165 (a) In the event that either the Company does not consummate a Business Combination by twenty seven months after the closing of the IPO, subject to any extension in accordance with Article 165 (c), the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay income taxes, if any (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

165 (b) If any amendment is made to Article 165(a) or 165(c) that would modify the substance or timing of the Company’s obligation to provide holders of the Class A Shares the right to have their shares redeemed in connection with the Business Combination or to redeem 100% of the Public Shares if the Company does not complete its initial Business Combination by January 22, 2024 (the “Initial Business Combination Date”) or any subsequent Additional Extension Date (as defined below) or with respect to any other provision relating to the rights of holders of the Class A Shares, each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its income taxes, if any (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue. Notwithstanding the foregoing, the Company shall not redeem Public Shares in connection with such amendment that would cause the Company’s net tangible assets to be less than US$5,000,001 (upon consummation of the Business Combination and after payment of underwriter fees and commissions) following such redemptions.

165 (c) Notwithstanding this Article or any other provision of the Articles, in the event that the Company has not consummated an initial Business Combination by the Initial Business Combination Date, the Company may, if requested by the Sponsor, without any approval of the Members, by resolution of the board of Directors and upon five days’ advance notice prior to the Initial Business Combination Date, extend the deadline date of the initial Business Combination up to six times (with each such extension being upon five days’ advance notice) (each, an “Additional Extension Date”), each by one additional month (for a total of up to six additional months to complete a Business Combination), provided that the Sponsor (or its affiliates or permitted designees) (the “Lender”) will deposit into the Trust Account: the lesser of (a) US$     or (b) $     for each Public Share that is then-outstanding, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants issued to the Sponsor at the time of the IPO. If the Company does not complete a Business Combination by the deadline to consummate an initial Business Combination, such promissory notes will be repaid only from funds held outside of the Trust Account.”

ANNEX B

CONVERSION AMENDMENT

AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION OF

ESGEN ACQUISITION CORPORATION

“RESOLVED, as a special resolution, that Article 167 of the Amended and Restated Memorandum and Articles of Association of the Company be deleted in its entirety and replaced as follows to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share, to convert into Class A ordinary shares, par value $0.0001 per share, of the Company, on a one-for-one basis prior to the closing of an initial business combination at the election of the holder:”

167 Except in connection with the conversion of Class B Shares into Class A Shares pursuant to Article 14 where the holders of such Shares do not have any right to receive funds from the Trust Fund, after the issue of Public Shares, and prior to or in connection with the Company’s Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Fund; or (b) vote as a class with the holders of Public Shares on any Business Combination or any other proposal presented to the Shareholders prior to or in connection with the completion of a Business Combination.”

ESGEN ACQUISITION CORPORATION

5956 Sherry Lane, Suite 1400

Dallas, Texas 75225

EXTRAORDINARY GENERAL MEETING

     , 2023

Important Notice Regarding the Internet Availability of Proxy

Materials for the Extraordinary General Meeting of Shareholders

to be held on      , 2023

This notice of Extraordinary General Meeting

and the accompanying proxy statement are available at:

https://www.cstproxy.com/esgenspac/egm2023

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY

ESGEN ACQUISITION CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE

EXTRAORDINARY GENERAL MEETING TO BE HELD      , 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated      , 2023 (the “Proxy Statement”), in connection with the Extraordinary General Meeting to be held at       ET on      , 2023 at the offices of Kirkland & Ellis LLP, 609 Main Street, Houston, TX 77002, and virtually via tele-conference using the following dial-in information:

US/CANADA Toll-Free Dial-In Number:

INTERNATIONAL Toll-Free Dial-In Number:

Conference ID:

The undersigned hereby appoints     the attorney and proxy of the undersigned, with power of substitution, to vote all of the Class A and Class B ordinary shares, of ESGEN ACQUISITION CORPORATION, a Cayman Islands exempted company (the “Company”) registered in the name provided, which the undersigned is entitled to attend and to vote (in person and virtually) at the Extraordinary General Meeting, and at any adjournments and/or postponements thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposal set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 BELOW.

NOTWITHSTANDING THE ORDER IN WHICH THE PROPOSALS ARE SET OUT HEREIN, THE COMPANY MAY PUT THE PROPOSALS TO THE EXTRAORDINARY GENERAL MEETING IN SUCH ORDER AS IT MAY DETERMINE.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL, “FOR” THE CONVERSION PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(to be marked, dated and signed on reverse side)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

ESGEN ACQUISITION CORPORATION	Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on , 2023.

INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –

If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend the extraordinary general meeting, visit:

https://www.cstproxy.com/esgenspac/egm2023

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY	Please mark
ESGEN ACQUISITION CORPORATION — THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.	your votes like this

1.	Proposal 1. — Extension Proposal — by special resolution to amend the Company’s amended and restated memorandum and articles of association to: (i) extend from October 22, 2023 to January 22, 2024 (the “New Extended Date”),	FOR ☐	AGAINST ☐	ABSTAIN ☐
the date (the “Termination Date”) by which, if the Company has not consummated a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving one or more businesses or entities, the Company must: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the shares sold in the Company’s initial public offering (the “Public Shares”) (in a redemption that will completely extinguish the rights of the owners of the Public Shares as shareholders (including the right to receive further liquidation distributions, if any)) at a per-share price, payable in cash, equal to (1) the aggregate amount then on deposit in the trust account located in the United States with Continental Stock Transfer & Trust Company acting as trustee (“Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its income taxes, if any, less up to $100,000 of interest to pay winding up and dissolution expenses (net of any taxes payable), divided by (2) the number of the then-outstanding Public Shares; and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (b) and (c) to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law, and (ii) in the event that the Company has not consummated an initial business combination by the New Extended Date, to allow the Company, by resolution of the board of directors of the Company and, without any approval of the Company’s shareholders, upon five days’ advance notice prior to the New Extended Date to extend the Termination Date up to six times (with each such extension being upon five days’ advance notice), each by one additional month (for a total of up to six additional months to complete a business combination) (each, an “Additional Extension Date”), provided that the Company’s sponsor, ESGEN LLC (the “Sponsor”) or the Sponsor’s affiliates or permitted designees (the “Lenders” and each a “Lender”) will deposit into the Trust Account for each Additional Extension Date the lesser of (a) US$ or (b) $ for each Public Share that is then-outstanding, in exchange for one or more non-interest bearing, unsecured promissory notes issued by the Company to the Lender. If the Company completes its initial business combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note(s) or convert a portion or all of the amounts loaned under such promissory note(s) into warrants at a price of

$1.00 per warrant, which warrants will be identical to the private placement warrants, each exercisable to purchase one Class A ordinary share, par value $0.0001 at $11.50 per share, subject to adjustment, at a price of $1.00 per warrant issued to the Sponsor at the time of the Company’s initial public offering, If the Company does not complete a business combination by the deadline to consummate an initial business combination, such promissory notes will be repaid only from funds held outside of the Trust Account.

2.	Proposal 2. — Conversion Proposal — by special resolution to amend the Company’s amended and restated memorandum and articles of association to change certain provisions which restrict the Class B ordinary shares, par value $0.0001, of the Company	FOR ☐	AGAINST ☐	ABSTAIN ☐
(the “Class B ordinary shares” and collectively with the Class A ordinary shares, the “Ordinary Shares”) from converting to Class A ordinary shares prior to the consummation of an initial business combination.

3.	Proposal 3. — The Adjournment Proposal — by ordinary resolution to approve the adjournment of the General Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, to	FOR ☐	AGAINST ☐	ABSTAIN ☐

solicit additional proxies for the purpose of approving the Extension Proposal and the Conversion Proposal, to amend the Extension Proposal or the Conversion Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if there are not sufficient tabulated votes to approve the Extension Proposal or the Conversion Proposal.

The Shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3. If any other matters properly come before the Extraordinary General Meeting, unless such authority is withheld on this proxy card, the Proxies will vote on such matters in their discretion.

CONTROL NUMBER

Signature                     Signature, if held jointly                    Date        2023.

Note: When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person.